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                                                                  EXHIBIT (j)(2)



                         INDEPENDENT AUDITORS' CONSENT



The Board of Trustees and Shareholders:
USLICO Series Fund

We consent to the use of our report dated February 16, 2004 incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" and "Experts" in the statement of Additional Information.


/s/ KPMG

Boston, Massachusetts
April 28, 2004